3,000,000 Shares
              (plus 450,000 Shares to cover overallotments, if any)


                        SYMONS INTERNATIONAL GROUP, INC.
                                  Common Stock


                             UNDERWRITING AGREEMENT



                                                              November 4, 1996


ADVEST, INC.
MESIROW FINANCIAL, INC.
As Representatives (the "Representatives")
 of the Several Underwriters
Named in Schedule I Hereto
c/o Advest, Inc.
90 State House Square
Hartford, CT  06103

Dear Sirs:

                  Symons International Group, Inc., an Indiana corporation (the "Company") and a wholly owned subsidiary of Goran Capital Inc., a Canadian federally chartered corporation ("Parent"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters (the "Underwriters") named in Schedule I hereto an aggregate of Three Million (3,000,000) shares (the "Company Shares") of the Company's Common Stock, no par value ("Common Stock").

                  In addition, in order to cover overallotments in the sale of the Company Shares, the Underwriters may, at the Underwriters' election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to Four Hundred Fifty Thousand (450,000) additional shares of Common Stock from the Company (such additional shares of Common Stock, the "Optional Shares"). The Company Shares and the Optional Shares are referred to collectively herein as the "Shares."

                  As part of the offering contemplated by this Agreement, Advest, Inc. has agreed to reserve out of the Shares set forth opposite its name on Schedule I to this Agreement, up to 150,000 Shares, for sale to certain officers, directors and employees of the Company and its affiliates, certain family members of the foregoing and other persons having business relationships with the Company or its affiliates (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Shares to be sold by Advest, Inc.

pursuant to the Directed Share Program (the "Directed Shares") will be sold by Advest, Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the first business day after the date on which this Agreement is executed will be offered to the public by Advest, Inc. as set forth in the Prospectus.

     The Company hereby confirms its engagement of each of Advest, Inc. and Mesirow Financial, Inc. as, and each of Advest, Inc. and Mesirow Financial, Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Shares. Each of Advest, Inc. and Mesirow Financial, Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as a "QIU" (and together with the other QIU, as the "QIUs").

     Each of the Company and Parent, intending to be legally bound, hereby confirms its agreement with the Underwriters as follows:

          1. Representations and Warranties of the Company and Parent.

               (a) Each of the Company and Parent, and IGF Holdings, Inc., an Indiana corporation and a wholly owned subsidiary of the Company ("IGFH") (to the extent that the following representations and warranties relate directly to IGFH or its subsidiaries), jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                    (i) A registration statement on Form S-1 (File No. 333-09129) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (B) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (i) all financial statements, schedules and exhibits thereto, (ii) all documents (or portions thereof) incorporated by reference therein, and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein. As used herein, any reference to any statement or information as being "made," "included,"
               "contained," "disclosed" or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

                    (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                    (iii) When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. It is understood that the statements set forth in each Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (W) in the last paragraph of the cover page, (X) on the inside cover page with respect to stabilization and passive market making, (Y) under the section entitled "Underwriting" regarding the Underwriters and the underwriting arrangements, and (Z) under the section entitled "Legal Matters" regarding the identity of the counsel for the Underwriters, constitute the only written information furnished to the Company by or on behalf of any Underwriter through you specifically for use in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

                    (iv) The descriptions in the Registration  Statement and the
               Prospectus of laws, statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate in all material respects; and there are no laws, statutes, regulations, or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the

               Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                    (v) Each of the Company and its  subsidiaries  has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. Each of the Company and Parent has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Event").

                    (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or any of its subsidiaries has been issued or is owned or held in violation of any statutory (or to the knowledge of the Company, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any statutory (or to the knowledge of the Company, any other) preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company has been issued in violation of applicable federal or state securities laws.

                    (vii) All of the issued  shares of capital  stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or a subsidiary of the Company, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever except for (A) the pledge by GGS Management, Inc., a Delaware corporation ("GGS Management") of all of the outstanding shares of capital stock of Pafco General Insurance Company, an Indiana insurance company, and Superior Insurance Company, a Florida insurance company, as collateral to secure the GGS Senior Credit Facility (as such term is defined in the Prospectus), (B) the pledge by GGS Management

               Holdings, Inc., a Delaware corporation, of all of the outstanding shares of capital stock of GGS Management as collateral to secure the GGS Senior Credit Facility, (C) the pledge by IGFH of 29,614 shares of Common Stock of IGF Insurance Company ("IGF") and 2,494,000 shares of IGF Preferred Stock as collateral to secure both the IGFH Bank Debt and the IGF Note (as such terms are defined in the Prospectus) and (D) the pledge by the Company of shares of IGFH and GGS Management Holdings, Inc. as security for the obligations of Parent under the Amended and Restated Trust Indenture dated as of December 29, 1992, as amended by the First Supplemental Indenture dated as of April 30, 1996 which will be released prior to the closing of the sale and purchase of the Shares (the pledges described in clauses (A), (B), (C) and (D) being hereinafter referred to as the "Pledges") and (E) the Stockholder Agreement (as such term is defined in the Prospectus). Other than the subsidiaries listed on Exhibit 21 to the Registration Statement and the equity securities held in the investment portfolios of such subsidiaries (the composition of which is not materially different than the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                    (viii) Except as disclosed in the  Prospectus,  there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                    (ix) Since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus and other than pursuant to claims made by insureds in the ordinary course of business under policies issued by the Company's subsidiaries.

                    (x) Since the  respective  dates as of which  information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of its subsidiaries, and (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

                    (xi) Except for the Goran Registration  Rights Agreement (as
               such term is defined in the Prospectus), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                    (xii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or Bylaws or in default in any material respect under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject.

                    (xiii) The Company and its subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not constitute a Material Adverse Event and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

                    (xiv) Neither the Company nor Parent requires any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement in order for the Company to be permitted to increase the capital and surplus of the Company's insurance company subsidiaries as contemplated in the "Use of Proceeds" section of the Prospectus, the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                    (xv) Other than as disclosed in the Prospectus,  there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any insurance regulatory proceeding) pending or, to the best of the Company's or Parent's knowledge, as the case may be, threatened in which the Company or any of its subsidiaries or Parent is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such subsidiary or Parent, would individually or in the aggregate constitute a Material Adverse Event. Neither the Company nor any of its subsidiaries nor Parent is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate constitute a Material Adverse Event, and neither the Company nor any of its subsidiaries nor Parent is required to take any action in order to avoid any such violation or default.

                    (xvi) To the best of the Company's knowledge, Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

                    (xvii) The consolidated  financial  statements and schedules
               (including the related notes) of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the captions "Summary Company Consolidated Financial Data," "Summary Superior Consolidated Financial Data," "Selected Consolidated Historical Financial Data
               of Symons International Group, Inc.," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company," "Selected Consolidated Historical Financial Data of Superior Insurance Company" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Superior" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The unaudited interim consolidated financial statements included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Rule 10-01 of Regulation S-X under the Act.

                    (xviii) This  Agreement has been duly  authorized,  executed and delivered by each of the Company and Parent, and, assuming due execution by the Representatives of the Underwriters, constitutes the valid and binding agreement of each of the Company and Parent, enforceable against the Company and Parent in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                    (xix) The sale of the  Shares  and the  performance  of this
               Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (A) conflict with any term or provision of the articles of incorporation or bylaws, or other organizational documents, of the Company or Parent, (B) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or Parent is a party or to which any of their respective properties or assets are subject, (C) conflict with or violate any provision of the governing instruments of the Company or Parent or any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or Parent or any of the properties or assets of the Company or Parent or (D) result in a breach, termination or lapse of the corporate power and authority of the Company or Parent to own or lease and operate its assets and properties and conduct its business as described in the Prospectus.

                    (xx) When the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Indiana Business Corporation Law, as amended. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

                    (xxi) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

                    (xxii) Neither the Company nor any of its officers, directors or affiliates nor Parent has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or Parent to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or Parent.

                    (xxiii) Neither the Company,  any of its  subsidiaries,  nor any director, officer, employee or other person associated with or acting on behalf of the Company or any such subsidiary has, directly or indirectly, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                    (xxiv) The  operations  of the Company and its  subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any subsidiary (the "Real Property") are in compliance in all material respects with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and its subsidiaries have not violated any Laws in a way which would give rise to a Material Adverse Event. Except as disclosed in the Prospectus, there is no pending or, to the best of the Company's knowledge, threatened claim, litigation or any administrative agency proceeding, nor has the Company or any subsidiary received any written or oral notice from any governmental entity or third party, that: (A) alleges a material violation of any Laws by the Company or any subsidiary or (B) alleges the Company or any subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. or any state superfund law.

                    (xxv) The Company and each of its  subsidiaries  owns or has the right to use trademarks, trademark applications, trade names, service marks, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"); and, to the best knowledge of the Company, neither the Company nor any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others.

                    (xxvi) The Company and each of its  subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus. The foregoing representation is not intended to and does not relate to any reinsurance contracts, agreements or treaties to which the Company or any of its subsidiaries is a party.

                    (xxvii) Each of the Company and its  subsidiaries  makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's authorization and (D) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (xxviii)  The  Company and its  subsidiaries  have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

                    (xxix) Except for such plans that are expressly disclosed in the Prospectus, the Company and its subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangements (collectively, "Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multiemployer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No Plan has been involved in any prohibited transaction under
               Section 406 of ERISA or Section 4975 of the Code. Full payment has been made of all amounts which the Company or any of its subsidiaries were required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due). No material liability, claim, action or litigation, has been incurred, made, commenced or, to the knowledge of the Company, threatened, by or against the Company or any of its subsidiaries with respect to any Plan (other than for benefits payable in the ordinary course). No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 412 of the Code by any entity required to be aggregated with the Company or any of its subsidiaries pursuant to Section 4001(b) of ERISA and/or Section 414(b) or (c) of the Code (and the regulations promulgated thereunder) with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                    (xxx) No material labor dispute exists with the Company's or any of its subsidiary's employees, and no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal agents, suppliers, contractors or customers that would give rise to a Material Adverse Event.

                    (xxxi)   Each   contract   or  other   instrument   (however
               characterized or described) to which the Company or any subsidiary is a party or by which any of its properties or business is bound or affected and which is material to the conduct of the Company's business as described in the Prospectus has been duly and validly executed by the Company or such subsidiary, and, to the knowledge of the Company, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms, and the Company and each of its subsidiaries are not, and to the knowledge of the Company, no other party is, in default thereunder, nor has any event occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to disclosure in the Prospectus with respect thereto have been obtained.

                    (xxxii) The Company and its  subsidiaries  have received all permits,  licenses,  franchises,  authorizations,  registrations, qualifications and approvals (collectively, "Permits") of governmental or regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and its subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company and its subsidiaries to conduct their businesses.

                    (xxxiii)  The  Company  and  each of its  subsidiaries  have filed, or has had filed on its behalf, on a timely basis, all materials, reports, documents and information, including but not limited to annual reports and reports of examination with each applicable insurance regulatory authority, board or agency, which are required to be filed by it, except where the failure to have timely filed such materials, reports, documents and information would not constitute a Material Adverse Event.

               (xxxiv) Neither Parent nor the Company nor any of the Company's subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

                    (xxxv) To the best  knowledge  of the  Company,  none of the officers, directors (except as previously disclosed to you by the Company in writing) or shareholders holding 5% or more of any class of the Company's capital stock are affiliated with any member of the National Association of Securities Dealers, Inc. (the "NASD").

                    (xxxvi) The common stock of Parent is  registered  under the
               Exchange Act and Parent is in substantial compliance with the requirements of the United States federal securities laws (including, without limitation, the requirements of the Exchange
               Act), the Nasdaq National Market and the Toronto Stock Exchange. No document that has been filed by Parent with the Commission pursuant to the Exchange Act including, without limitation, any Form 10-K, 10-Q or 8-K, annual report to stockholders or proxy statement, (a) contained at the time of such filing or, except to the extent corrected or modified by a subsequent filing under the Exchange Act, contains an untrue statement of material fact or
               (b) omitted at the time of filing or, except to the extent corrected or modified by a subsequent filing under the Exchange Act, omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                    (xxxvii)  The  Company  and each of its  subsidiaries  is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                    (xxxviii)  The  Company  has  not  offered,  or  caused  the
               Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products or services.

     Any certificate signed by any officer of the Company or any subsidiary in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or such subsidiary to the several Underwriters as to the matters covered thereby.

          2. Purchase and Sale of Shares.

               (a) Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of Eleven Dollars and Fifty Cents ($11.50) per share (reflecting a seven percent underwriting discount and a one percent non-accountable expense allowance payable to the Representatives on behalf of the Underwriters pursuant to Section 6) (the "Per Share Price"), the number of Company Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company as set forth in the first paragraph of this Agreement by a fraction, the numerator of which is the aggregate number of Company Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in
          Schedule I hereto, and the denominator of which is the aggregate number of Company Shares to be purchased by the several Underwriters hereunder.

               (b) The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to Four Hundred Fifty Thousand (450,000) Optional Shares, at the Per Share Price, for the sole purpose of covering overallotments in the sale of the Company Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in
          Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

               (c) In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 2(b) and 9 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in
          Schedule I hereto. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the option with respect to such Shares granted pursuant to Section 2(b) hereof.

          3. Offering by the Underwriters. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

          4. Delivery of Shares; Closing.

               (a) Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as you may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company, to you for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by (at the Representatives' election) wire transfer of immediately available funds to such accounts as the Company (as the case may be) shall designate in writing, or by official bank check or checks (payable in next day funds), payable to the order of the Company in next-day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Company Shares, at 10:00 a.m., New York, New York time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., New York, New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Company Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041 or at such other location specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. Covenants of the Company.

          (a) The Company and the Parent covenant and agree with each of the Underwriters that:

               (i)  The  Company   will  use  its  best  efforts  to  cause  the
          Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

               If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b). The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering, sale and distribution of the Shares.

                    (ii) The Company will not file with the Commission the prospectus or the amendment referred to in the second sentence of
               Section 1(a)(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

                    (iii) The Company will advise you promptly  after  receiving notice or obtaining knowledge of (A) when any post-effective amendment to the Registration Statement is filed with the Commission, (B) the receipt of any comments from the Commission concerning the Registration Statement, (C) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (D) the issuance by the

               Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (E) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, (F) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

                    (iv) If the delivery of a prospectus  relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

                    (v) The  Company  promptly  from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                    (vi) The Company will promptly  provide you, without charge,
               (A) three manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits but including all documents or information incorporated by reference therein and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

                    (vii) As soon as  practicable,  but in any  event  not later than the last day of the thirteenth month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with
               Section   11(a)  of  the  Act  and  the  rules  and   regulations
               thereunder.

                    (viii) During the period  beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company and Parent will not, without your prior written consent, offer, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock, except as provided in Section 2.

                    (ix) During the period of three  years  after the  effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders and (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. or any national securities exchange.

                    (x) Prior to the termination of the  underwriting  syndicate contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates nor Parent will (A) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares or
               (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares other than as contemplated under the Directed Share Program.

                    (xi) If at any time during the period  beginning on the date the Registration Statement becomes effective and ending on the later of (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (2) the date on which the Company first issues a quarterly financial report to shareholders after such effective date, (x) any publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such publication or event necessitates an amendment of or supplement to the Prospectus), or (y) any rumor relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor necessitates an amendment of or supplement to the Prospectus), the Company will consult with you concerning the necessity of a press release or other public statement, and, if the Company determines that a press release or other public statement is necessary, the Company will forthwith prepare and consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such publication, event or rumor.

                    (xii) The Company will comply with the Act, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

                    (xiii) In case of any event,  at any time  within the period during which a prospectus is required to be delivered under the Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several
               Underwriters such number of copies of such amendment(s), supplement(s) or document(s) as the Representatives may reasonably request. For purposes of this subsection, the Company will provide such information to the Representatives, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request.

                    (xiv) The Company  will use its best efforts to maintain the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on the Nasdaq National Market.

                    (xv) In  connection  with the Directed  Share  Program,  the
               Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Advest, Inc. will notify the Company as to which Participants will need to be so restricted. At the request of Advest, Inc., the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                    (xvi) The Company will pay all fees and disbursements incurred by the Underwriters in connection with the offer of any Directed Shares outside of the United States under the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

               (b) The Company and Parent covenant with Advest, Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

          6. Expenses. The Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, this Agreement, the Agreement among Underwriters, the underwriters' questionnaire submitted to each of the Underwriters by the Representatives in connection herewith, the power of attorney executed by each of the Underwriters in favor of Advest, Inc. in connection herewith, the Dealer Agreement and related documents (collectively, the "Underwriting Documents") and the preliminary Blue Sky memorandum relating to the offering prepared by LeBoeuf, Lamb, Greene &

     MacRae, L.L.P., counsel to the Underwriters (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum; (iii) the delivery of copies of the foregoing documents to the Underwriters; (iv) the filing fees of the Commission and the NASD relating to the Shares; (v) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters (and local counsel therefor) relating thereto; (vii) any listing of the Shares on the Nasdaq National Market; (viii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; (ix) the costs of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by the Representatives; and (x) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 6. In addition, the Company has agreed to pay to Advest, Inc., on behalf of the Underwriters, at each Time of Delivery, a non-accountable expense allowance in the amount of 1% of the gross proceeds from the sale of the Shares to be applied to the reimbursement of underwriting syndicate expenses.

          7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of each of the Company and Parent contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by each of the Company and Parent of its covenants and agreements hereunder, and to the following additional conditions precedent:

               (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Hartford, Connecticut time, on the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company, Parent or the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

               (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all material respects to counsel to the Underwriters.

               (c) The Representatives shall have received copies of executed lock-up agreements from each of Parent, the Company and the Company's officers and directors who own shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or who may be issued shares of Common Stock under an option plan or other arrangement to the effect that such individuals and entities will not offer, sell, contract to sell, or otherwise dispose of, any such shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock for a period of 180 days after the date of the Prospectus without the written consent of Advest, Inc.

               (d) The Representatives shall have received at or prior to the First Time of Delivery from the Underwriters' counsel the Preliminary Blue Sky Memorandum, such memorandum to be in form and substance satisfactory to the Representatives.

               (e) LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (f) The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of any of the Shares.

               (g) You shall have received an opinion, dated such Time of Delivery, of Barnes & Thornburg, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

                    (i) The  Company  has been  duly  incorporated,  is  validly existing as a corporation under the laws of the State of Indiana and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder.

                    (ii) Each of the  subsidiaries  listed on  Exhibit 21 to the
               Registration Statement (the "Subsidiaries") of the Company is validly existing as a corporation in good standing (where applicable) under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

                    (iii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the outstanding shares of Common Stock have been issued in violation of the preemptive or other similar rights of any shareholder or warrantholder of the Company arising by operation of law, under the Articles of Incorporation or Bylaws of the Company or, to our knowledge, under any agreement to which the Company or any of its Subsidiaries is a party. The issuance of the shares of Common Stock is not subject to preemptive or other similar rights under the Articles of Incorporation or Bylaws of the Company or, to our knowledge, under any agreement to which the Company or any of its Subsidiaries is a party.

                    (iv) All of the issued  shares of  capital  stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, to such counsel's knowledge, are owned beneficially by the Company or its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting agreements, proxies, voting trusts, defects, equities or claims of any nature whatsoever (collectively, "Encumbrances"), including, without limitation, Encumbrances arising or resulting from any indenture, mortgage, deed of trust, loan agreement, lease or other agreement of or entered into by Parent, except for the Pledges and the Stockholder Agreement (as such term is defined in the Prospectus).

                    (v) When the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be duly authorized, validly issued and fully paid and nonassessable, the holders thereof will not be subject to personal liability solely by reason of being such holders and the Shares will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares will comply with all applicable requirements of Indiana law; and the Shares will have been listed on the Nasdaq National Market.

                    (vi) To such  counsel's  knowledge,  neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both, would be, in violation of its Articles of Incorporation or Bylaws, in each case as amended to date.

                    (vii) The sale of the Shares being sold at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries, in each case as amended to date, or to such counsel's knowledge, any existing law, statute, rule or regulation, or conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any such Subsidiary is a party or to which any of their respective properties or assets is subject (except for any conflicts with, breaches of or violations of any such indentures, mortgages, deeds of trust, loan agreements, leases or other agreements or instruments which would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole), or, conflict with or violate any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except with respect to any statute, rule or regulation of any regulatory authority imposing any obligation on the part of the Underwriters by way of their purchase of the Shares, as to which no opinion need be rendered.

                    (viii) To such counsel's  knowledge,  no consent,  approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been or will have been obtained and are or will be in effect, and except the registration of the Shares under the Act, the Exchange Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters, as to which such counsel expresses no opinion.

                    (ix) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any such Subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                    (x) The  statements  in the  Prospectus  under  "Business --
               Regulation," "Business -- Legal Proceedings," "Description of Capital Stock" and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions, are correct in all material respects.

                    (xi) This Agreement has been duly  authorized,  executed and delivered by the Company.

                    (xii) Neither the Company nor any of its subsidiaries nor Parent is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended.

                    (xiii) The  Registration  Statement and the  Prospectus  and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the respective rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                    (xiv) Such counsel has been advised by the Division of Corporation Finance of the Commission that the

               Registration Statement has become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, (A) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and (B) no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

     Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus and, therefore, would not necessarily have become aware of any material misstatement of fact or omission to state a material fact, on the basis of and subject to the foregoing, nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial and statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company and public officials and letters from officials of the NASD and on the opinions of other counsel reasonably satisfactory to you and your counsel as to matters which are governed by laws other than the laws of the State of Indiana and the Federal laws of the United States;

provided that such counsel shall state in their opinion that they are so relying, and they are justified in relying on such other opinions. Copies of such certificates of officers of the Company and other opinions shall be addressed and furnished to the Underwriters and furnished to counsel for the Underwriters.

     (h) You shall have received an opinion, dated such Time of Delivery, of David L. Bates, Esquire, General Counsel of the Company and Parent, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation under the laws of the State of Indiana and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole. Parent has been duly incorporated, is validly existing as a federally chartered corporation in good standing under the laws of Canada and has the corporate power and authority to enter into this Agreement and perform its obligations hereunder.

               (ii) Each of the subsidiaries of the Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

               (iii) Except as disclosed in the Prospectus, there are, to such counsel's knowledge, no outstanding (A) securities or obligations of Parent, the Company or any of the Company's subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from Parent, the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of Parent, the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (iv) Except for the Goran Registration Rights Agreement (as such term is defined in the Prospectus), to such counsel's knowledge, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (v) To such counsel's knowledge, neither the Company nor any of its subsidiaries nor Parent is, or with the giving of notice or passage of time or both, would be, in violation of its Articles of Incorporation or Bylaws, in each case as amended to date, or, in default in any material respect under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company, any such subsidiary or Parent is a party or to which any of their respective properties or assets is subject.

               (vi) To such  counsel's  knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which the Company, any of its subsidiaries or Parent is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company, any such subsidiary or Parent, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries nor Parent is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, nor is the Company, any such subsidiary or Parent required to take any action in order to avoid any such violation or default.

               (vii) This Agreement has been duly authorized, executed and delivered by each of the Company and Parent.

               (viii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, or any actions in respect thereof are barred by the applicable statutes of limitations.

               (ix) To such counsel's knowledge, the Company and each of its subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "permits") of governmental or regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and to conduct their businesses in the manner described in the Prospectus, subject to such qualification as may be set forth in the Prospectus; to the best of such counsel's knowledge, the Company and each of its subsidiaries have fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permits, subject in each case to such qualifications as may be set forth in the Prospectus; and other than as described in the Prospectus, such permits contain no restrictions that materially affect the ability of the Company and its subsidiaries to conduct their businesses.

     Such counsel shall also state that he has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus and, therefore, would not necessarily have become aware of any material misstatement of fact or omission to state a material fact, on the basis of and subject to the foregoing, nothing has come to such counsel's attention to lead him to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial and statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company and Parent, and public officials and letters from officials of the NASD and on the opinions of other counsel reasonably satisfactory to you and your counsel as to matters which are governed by laws other than the laws of the State of Indiana and the Federal laws of the United States; provided that such counsel shall state in his opinion that he is so relying, and he is justified in relying on such other opinions. Copies of such certificates of officers of the Company and Parent and other opinions shall be addressed and furnished to the Underwriters and furnished to counsel for the Underwriters.

          (i) You shall have received an opinion, dated such Time of Delivery, of Smith Lyons, counsel for the Parent, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) Parent has been duly incorporated and is validly existing under the laws of Canada and has the corporate power and authority to enter into this Agreement and perform its obligations hereunder.

               (ii) The execution, delivery and performance by Parent of this Agreement does not result in, and with the giving of notice or passage of time or both, would not result in, a violation of its Articles of Amalgamation or Bylaws, in each case as amended to date.

               (iii) To such counsel's  knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which Parent is a party or of which any of its properties or assets is the subject which, if determined adversely to Parent, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, Parent is not in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, nor is Parent required to take any action in order to avoid any such violation or default.

               (iv) This Agreement has been duly authorized, executed and delivered by Parent.

               In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel may deem proper, on certificates of officers of Parent and public officials. Copies of such certificates of officers of Parent and other opinions shall be addressed and furnished to the Underwriters and furnished to counsel for the Underwriters.

          (j) You shall have received from Coopers & Lybrand L.L.P., letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, which letters shall cover such matters as you shall request as well as:

               (i)  confirming  that  they  are  independent   certified  public
          accountants (within the meaning of the Act) with respect to the Company and its subsidiaries;

               (ii) stating that, in their opinion, the financial statements, certain summary and selected consolidated financial and operating data, and any supplementary financial information and schedules audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, and any supplementary financial information and schedules, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, and, as indicated in their report thereon, copies of which have been furnished to the Representatives;

               (iii) stating that, on the basis of specified procedures, which included the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information, as described in SFAS No. 71, Interim Financial Information (with respect to the latest unaudited consolidated financial statements of the Company included in the Registration Statement), a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the meetings of the shareholders and the Board of Directors of the Company and its subsidiaries, and audit and compensation committees of such Boards, if any, and inquiries to certain officers and other employees of the Company and its subsidiaries responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements included in the Registration Statement (1) do not comply in form in all material respects with the applicable accounting requirements of the Act or (2) any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; (B) at the date of the latest available unaudited interim consolidated financial statements of the Company and a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock and other items specified by the Representatives, increase in long-term debt, decrease in net current assets, total assets, investments or shareholders' equity of the Company and its subsidiaries, as compared with the amounts shown in the June 30, 1996 unaudited consolidated balance sheet of the Company included in the Registration Statement, or that for the periods from June 30, 1996 to the date of the latest available unaudited financial statements of the Company and to a specified date not more than five days prior to the date of the letter, there were any decreases, as compared to the corresponding periods in the prior year, in gross premiums written, net investment income, net realized capital gains, or total or per share amounts of net income, or other items specified by the Representatives, except in all instances for changes, decreases or increases which the Registration Statement discloses have occurred or may occur and except for such other changes, decreases or increases which the Representatives shall in their sole discretion accept; or
          (C) any other unaudited income statement data and balance sheet items included in the Registration Statement do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statement;

               (iv) stating that, on the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company and its subsidiary, Superior Insurance Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing has come to their attention that would cause them to believe that the pro forma financial statements do not comply in all material respects with the applicable accounting requirements of Rule 11- 02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements;

               (v) stating that they have compared specific dollar amounts, numbers of shares, percentage of revenues and earnings statements and other numerical data and financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and all of the dollar amounts and percentages in the Registration Statement, in each case to the extent that such information is derived from the accounting records subject to the internal control structure, policies and procedures of the Company's and its subsidiaries' accounting system, or has been otherwise derived in a manner permitted by AICPA Statement on Auditing Standards No. 72 with the results obtained from the application of specific readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter and with the accounting records of the Company and its subsidiaries, and found them to be in agreement.

          In the event that the letters referred to in this Section 7(h) set forth any changes, decreases or increases in the items identified by you, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

               (k) Since the date of the latest audited financial statements included in the Prospectus and except pursuant to claims made by insureds in the ordinary course of business under policies of insurance issued by the Company's subsidiaries which claims are reasonably consistent with the Company's historical claims experience, neither the Company nor any of its subsidiaries shall have sustained
          (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including, without limitation, a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your sole judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

               (l) Subsequent to the date hereof,  there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the National Association of Securities Dealers Automated Quotation National Market System (except for suspensions or limitations that last only a portion of one business day); (ii) a moratorium on commercial banking activities in New York, Indiana or Connecticut declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (m) The Company shall have furnished to you at such Time of Delivery certificates of the chief executive and chief financial officers of the Company satisfactory to you, as to the accuracy in all material respects of the respective representations and warranties of the Company herein at and as of such Time of Delivery with the same effect as if made at such Time of Delivery, as to the performance by the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates of such officers as to such matters as you may reasonably request.

          (n) The representations and warranties of each of the Company and Parent in this Agreement and in the certificates delivered by each of the Company and Parent pursuant to this Agreement shall be true and correct in all material respects when made and on and as of each Time of Delivery as if made at such time, and each of the Company and Parent shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by each of the Company and Parent at or before such Time of Delivery.

          (o) The Shares shall continue to be listed on the National Association of Securities Dealers Automated Quotation National Market System.

          (p) The Representatives shall have received copies of executed lock-up agreements from each of Parent, Parent's principal shareholders and Parent's officers and directors who own shares of common stock of Parent or securities convertible into or exchangeable or exercisable for common stock of Parent to the effect that such individuals and entities will not offer, sell, contract to sell, or otherwise dispose of, any such shares of common stock of Parent or securities convertible into or exchangeable or exercisable for common stock of Parent for a period of 180 days after the date of the Prospectus without the prior written consent of Advest, Inc.

     8. Indemnification and Contribution.

          (a) Each of the Company and Parent agrees to jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company or Parent in Section 1(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the

     Company nor Parent shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (which information is solely as set forth in
     Section 1(a)(iii) hereof) or (ii) is asserted by a person who purchased any of the Shares which are the subject thereof from an Underwriter and if a copy of the Prospectus (as amended or supplemented) which corrected the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability or action for which indemnification is sought was not delivered or given to such person at or prior to the written confirmation of the sale to such person. Neither the Company nor Parent will, without the prior written consent of the Representatives of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not any Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          (b) Each of the Company and Parent agrees to jointly and severally indemnify and hold harmless each QIU, in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which such QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company or Parent in Section 1(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any Application; (iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) other than as referred to in the preceding clauses (i) through (iii), such QIU's actions as a QIU, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arising under this clause (iv) result from such QIU's willful misconduct or gross negligence, and will reimburse each QIU for any legal or other expenses reasonably incurred by such QIU in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Company nor Parent shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information relating to such QIU furnished to the Company by or on behalf of such QIU in such capacity through you expressly for use therein (it being understood and acknowledged by the Company that such written information shall consist solely of the three sentences that are set forth in the second to last paragraph of the section entitled "Underwriting" in the Prospectus) or (ii) is asserted by a person who purchased any of the Shares which are the subject thereof from an Underwriter and if a copy of the Prospectus (as amended or supplemented) which corrected the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability or action for which indemnification is sought was not delivered or given to such person at or prior to the written confirmation of the sale to such person.

               (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and Parent against any losses, claims, damages or liabilities to which the Company and Parent may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and Parent for any legal or other expenses reasonably incurred by the Company and Parent in connection with investigating or defending any such loss, claim, damage, liability or action.

               (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

               (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Parent on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Parent on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Parent on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Parent bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Parent on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Parent and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
          (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (f) If the  indemnification  provided  for in this  Section  8 is unavailable to or insufficient to hold harmless a QIU under subsection
          (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Parent on the one hand and the QIUs on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Parent on the one hand and the QIUs on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Parent on the one hand and the QIUs on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Parent bear to the underwriting discounts and commissions received by the QIUs. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Parent on the one hand or the QIUs on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Parent and the QIUs agree that it would not be just and equitable if contributions pursuant to this subsection (f) were determined by pro rata allocation (even if the QIUs were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no QIUs shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it as shown on Schedule I and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The QIUs' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (g) The obligations of the Company and Parent under this Section 8 shall be in addition to any liability which the Company and Parent may otherwise have and shall extend, upon the same terms and conditions, and to each officer, director and employee of the Underwriters (including the QIUs) and to each person, if any, who controls any Underwriter (including the QIUs) within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters (including the QIUs) under this Section 8 shall be in addition to any liability which the respective Underwriters (including the QIUs) may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Parent and to each person, if any, who controls the Company or Parent within the meaning of the Act or the Exchange Act.

     9. Default of Underwriters.

          (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven
     (7) days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, if any, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting

     Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

     10. Termination.

          (a) This Agreement may be terminated with respect to the Company Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver such party's respective Shares or the Company or Parent shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company and/or Parent will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, Parent and their officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, Parent or any officer or director or controlling person of the Company or Parent referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of Advest, Inc., 90 State House Square, Hartford, CT 06103, Attention: David Minot (with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, NY 10019,
     Attention: Lars Bang-Jensen, Esquire); and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Symons International Group, Inc., 4720 Kingsway Drive, Indianapolis, IN 46205,
     Attention: Alan G. Symons (with a copy to Barnes & Thornburg, 11 South Meridian Street, Indianapolis, IN 46205, Attention: Catherine Bridge, Esquire).

          13. Representatives. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by Advest, Inc. will be binding upon all the Underwriters.

          14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Parent and to the extent provided in Sections 8 and 10 hereof, the officers, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

          16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Advest, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters, Parent and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    SYMONS INTERNATIONAL GROUP, INC.



                                    By:/s/ Alan G. Symons
                                       --------------------------------
                                       Name:     Alan G. Symons
                                       Title:    Chief Executive Officer


                                    GORAN CAPITAL INC.



                                    By:/s/ Alan G. Symons
                                       --------------------------------
                                       Name:
                                       Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first written above at Hartford, Connecticut.

ADVEST, INC.
MESIROW FINANCIAL, INC.

By:      ADVEST, INC.


         By:/s/ Philip M. Skidmore
                  Name:        Phil M. Skidmore
                  Title:       Group Vice President
                               Director Investment Banking

On behalf of each of the Underwriters

                                     JOINDER


     The following subsidiary of the Company, intending to be legally bound, hereby joins this Agreement for purposes of Sections 1 and 8 hereof.


                                  IGF HOLDINGS, INC.



                                  By:/s/ David L. Bates
                                    --------------------------------
                                     Title: VP & Sec.

                                   SCHEDULE I



                                                                    Number of
                                                                     Optional
                                                  Total Number     Shares to be
                                                   of Company      Purchased if
                                                     Shares          Maximum
                                                      to be           Option
Underwriter                                         Purchased       Exercised

Advest, Inc.                                        920,000         138,000
Mesirow Financial, Inc.                             920,000         138,000
Dean Witter Reynolds Inc.                            60,000           9,000
Deutsche Morgan Grenfell Inc.                        60,000           9,000
Donaldson, Lufkin & Jenrette Securities
Corporation                                          60,000           9,000
Dresdner Kleinwort Benson North America LLC          60,000           9,000
A.G. Edwards & Sons, Inc.                            60,000           9,000
Goldman, Sachs & Co.                                 60,000           9,000
Lehman Brothers Inc.                                 60,000           9,000
Morgan Stanley & Co. Incorporated                    60,000           9,000
Oppenheimer & Co., Inc.                              60,000           9,000
NatCity Investments, Inc.                            60,000           9,000
J.C. Bradford & Co.                                  35,000           5,250
Brean Murray & Co., Inc.                             35,000           5,250
City Securities Corporation                          35,000           5,250
Dominick & Dominick, Inc.                            35,000           5,250
EVEREN Securities, Inc.                              35,000           5,250
First of Michigan Corporation                        35,000           5,250
Friedman, Billings, Ramsey & Co., Inc.               35,000           5,250
Janney Montgomery Scott Inc.                         35,000           5,250
Ladenburg, Thalmann & Co. Inc.                       35,000           5,250
Legg Mason Wood Walker, Incorporated                 35,000           5,250
McDonald & Company Securities, Inc.                  35,000           5,250
Morgan Keegan & Company, Inc.                        35,000           5,250
The Robinson-Humphrey Company, Inc.                  35,000           5,250
Sands Brothers & Co., Ltd.                           35,000           5,250
Stephens Inc.                                        35,000           5,250
Wheat, First Securities, Inc.                        35,000           5,250
                                                  ---------         -------
         Total                                    3,000,000         450,000
                                                  =========         =======